EXPURGATED                                               Confidential Treatment
                                                         Requested By Northwest
                                                          Airlines Corporation

                                                               EXHIBIT 10.4

                               Amendment No. 5
                       to the A330 Purchase Agreement
                        dated as of February 10, 1989

                                   between

                               AVSA, S.A.R.L.

                                     and

                           NORTHWEST AIRCRAFT INC.


This Amendment No. 5 (hereinafter referred to as the "Amendment") is entered into as of March 29, 1996, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and NORTHWEST AIRCRAFT INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the "Buyer").

All capitalized terms not otherwise defined herein shall have the meanings provided for in the Agreement (as defined hereinbelow). The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

                                  WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A330 Purchase Agreement, dated as of February 10, 1989, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330 aircraft (the "Aircraft"), which agreement, as previously amended and supplemented by Amendment No. 1, dated May 31, 1989, Amendment No. 2, dated June 5, 1992, Amendment No. 3, dated December 7, 1992, and Amendment No. 4, dated August 5, 1993, together with all Exhibits, Appendices and Letter Agreements attached thereto, is hereinafter called the "Agreement";

NWA-A330

WHEREAS, the Buyer and the Seller have agreed to provide for revisions to the Agreement, by way of this Amendment;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.     DELIVERY SCHEDULE

       The delivery schedule in Subclause 9.1.1 of the Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 4 to the Agreement, is superseded and replaced by the following schedule for Aircraft Nos. 1 through 16:

       QUOTE

              Aircraft No.                              Month of Delivery
              ------------                              -----------------

              Aircraft No.  1                           {CONFIDENTIAL
              Aircraft No.  2                           MATERIAL
              Aircraft No.  3                           OMITTED
              Aircraft No.  4                           AND FILED
              Aircraft No.  5                           SEPARATELY
              Aircraft No.  6                           WITH THE
              Aircraft No.  7                           SECURITIES
              Aircraft No.  8                           AND
              Aircraft No.  9                           EXCHANGE
              Aircraft No.  10                          COMMISSION
              Aircraft No.  11                          PURSUANT
              Aircraft No.  12                          TO A
              Aircraft No.  13                          REQUEST
              Aircraft No.  14                          FOR
              Aircraft No.  15                          CONFIDENTIAL
              Aircraft No.  16                          TREATMENT}

       UNQUOTE

2.     CONVERSION RIGHTS

2.1 In consideration of the A320 Purchase Agreement dated as of March 29, 1996, between the Seller and Northwest Airlines, Inc. ("Northwest") (the "A320 Agreement") for the sale and purchase of twenty (20) Airbus A320 aircraft (the "A320 Aircraft"), the Seller grants the Buyer and Northwest the right to convert any or all of the Aircraft into any Airbus aircraft model manufactured by the Manufacturer (the "Converted Aircraft") upon the terms and conditions of this Paragraph 2 (the "Conversion Right"). The Conversion Right shall:

NWA-A330                           Amd. 5-2

       (i)    be made on a dollar-for-dollar gross airframe price basis;

       (ii) be subject to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. AVSA agrees (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

       It is further agreed that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2    CONVERSION PROCEDURE AND DELIVERY DATES

2.2.1 The Buyer may indicate its choice of type of Converted Aircraft and applicable propulsion systems upon written notice (the "Conversion Election Notice") delivered to the Seller on or prior to the first day of the month that is (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to the month of scheduled delivery of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft included in such conversion, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to the month of scheduled delivery of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft included in such conversion, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

       On or prior to the date that is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after receipt by the Seller of the Conversion Election Notice (the "Expiration Date"), the Buyer and the

NWA-A330                           Amd. 5-3

       Seller shall enter into an amendment (the "Conversion Amendment") to the Agreement relating to the Converted Aircraft and its delivery date and make any other modification and supplementation to the Agreement in accordance with the terms and conditions hereunder.

2.2.2 Within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after receipt by the Seller of the Conversion Election Notice, a delivery date for a Converted Aircraft will be indicated by the Seller to the Buyer. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Further, each such date will be subject to prior sale or disposition until the Buyer notifies the Seller in writing of its acceptance of such delivery date and makes any additional predelivery payment required under Subclause 6.2 of the Agreement.

2.2.3 Conversion of an Aircraft into a Converted Aircraft shall be effective upon execution and delivery of the Conversion Amendment by the Buyer and the Seller and payment by the Buyer of any amounts specified under such Conversion Amendment to be due and payable upon execution thereof. If the Buyer and the Seller do not enter into the Conversion Amendment on or prior to the Expiration Date, the Buyer's right to convert such Aircraft shall terminate and neither the Buyer nor the Seller shall have any further rights or obligations with respect to conversion of such Aircraft. The Buyer and the Seller agree that in such case, no later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3    CONVERSION IRREVOCABLE

       It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller in the Conversion Amendment shall be irrevocable and that thereafter there shall be no further conversion of a Converted Aircraft.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.     AIRCRAFT DEPOSITS

       The Buyer has previously paid to the Seller US $125,000 (US dollars -- one hundred twenty-five thousand) per Aircraft pursuant to Paragraph 3 of Amendment No. 3 to the Agreement. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
       TO A

NWA-A330                           Amd. 5-4

       REQUEST FOR CONFIDENTIAL TREATMENT}, the Seller agrees to provide the Buyer with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} upon delivery of all of the A320 Aircraft (excluding any A320 Aircraft with respect to which the Seller has breached its obligation to deliver such A320 Aircraft in accordance with the A320 Agreement, or any document or agreement executed in connection therewith or pursuant thereto, and any A320 Aircraft which the Seller does not deliver to Northwest in accordance with the A320 Agreement for any reason other than the breach by Northwest of any of its obligations under the A320 Agreement). {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.     EFFECT OF AMENDMENT ON PREDELIVERY PAYMENTS

5.1 The Buyer and the Seller hereby agree to adjust payment dates for the predelivery payments related to each of the Aircraft to correspond to the revised delivery schedule agreed in Paragraph 1 of this Amendment. The new payment dates will be determined in accordance with and will be subject to all existing terms and conditions of the Agreement that relate to predelivery payments. The adjusted payment dates shall be effective as of the date of this Amendment.

5.2 The schedule of predelivery payments as set forth in Subclause 6.2.2 of the Agreement, as amended by Amendment No. 3 to the Agreement, is deleted in its entirety and replaced by the following:

NWA-A330                           Amd. 5-5

QUOTE

                                                        Percentage of the
Predelivery                                             New Predelivery
Payment                                                 Payment Reference
Number        Payment Date                              Price
-----------   ------------                              -----------------

              Already paid by the Buyer to the Seller   US$ 125,000 (the
                                                          "Deposit")

   1.         On the first day of the {CONFIDENTIAL     {CONFIDENTIAL MATERIAL
              MATERIAL OMITTED AND FILED SEPARATELY     OMITTED AND FILED
              WITH THE SECURITIES AND EXCHANGE          SEPARATELY WITH THE
              COMMISSION PURSUANT TO A REQUEST FOR      SECURITIES AND EXCHANGE
              CONFIDENTIAL TREATMENT} prior to the      COMMISSION PURSUANT TO
              scheduled month of delivery set forth     A REQUEST FOR
              above in Paragraph 1.                     CONFIDENTIAL TREATMENT}

   2.         On the first day of the {CONFIDENTIAL     {CONFIDENTIAL MATERIAL
              MATERIAL OMITTED AND FILED SEPARATELY     OMITTED AND FILED
              WITH THE SECURITIES AND EXCHANGE          SEPARATELY WITH THE
              COMMISSION PURSUANT TO A REQUEST FOR      SECURITIES AND EXCHANGE
              CONFIDENTIAL TREATMENT} prior to the      COMMISSION PURSUANT TO
              scheduled month of delivery set forth     A REQUEST FOR
              above in Paragraph 1.                     CONFIDENTIAL TREATMENT}

                                                        _______________________

NWA-A330                           Amd. 5-6

              TOTAL PAYMENT PRIOR TO DELIVERY           {CONFIDENTIAL MATERIAL
                                                        OMITTED AND FILED
                                                        SEPARATELY WITH THE
                                                        SECURITIES AND EXCHANGE
                                                        COMMISSION PURSUANT TO A
                                                        REQUEST FOR CONFIDENTIAL
                                                        TREATMENT}

       UNQUOTE

6. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.1 In consideration of the Seller's agreement to reschedule the delivery dates of Aircraft Nos. 1 through 16 as set forth above, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, prior to the delivery of all of the A320 Aircraft (excluding any A320 Aircraft with respect to which the Seller has breached its obligation to deliver such A320 Aircraft in accordance with the A320 Agreement or any document or agreement executed in connection therewith or pursuant thereto and any A320 Aircraft which the Seller does not deliver to Northwest in accordance with the A320 Agreement, or any document or agreement executed in connection therewith or pursuant thereto, for any reason (including without limitation, pursuant to Clause 10 and Clause 11 of the A320 Agreement) other than the breach by Northwest of any of its obligations under the A320 Agreement) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Notwithstanding the foregoing, the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, with respect to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

NWA-A330                           Amd. 5-7

6.2 In the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

       (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. By its execution of this Amendment, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} hereby agrees to the provisions of this Subparagraph 6.2.

       (ii) as a result of such action, no longer be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

       (iii) with respect to the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

       (iv) lose the benefit of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.     REMARKETING

       The Buyer hereby acknowledges for the benefit of the Seller that the Seller shall have, as of the date hereof, the absolute, unconditional and unfettered right, at the Seller's option, to remarket to any other existing or future customer the delivery positions formerly assigned to the Buyer under the Agreement and rescheduled hereby.

8.     APPLICABILITY OF AMENDMENT

       The Agreement shall be deemed amended to the extent herein provided and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

NWA-A330                           Amd. 5-8

9.     GOVERNING LAW

       THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.    ASSIGNMENT

       Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner independently of the Agreement without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 shall be void and of no force or effect.

11.    CONFIDENTIALITY

       Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and Northwest shall use their reasonable efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer or Northwest with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. The Buyer, Northwest and the Seller shall consult with each other prior to the making of any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 11 shall survive any termination of this Amendment.

NWA-A330                           Amd. 5-9

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              AVSA, S.A.R.L.


                                              By:   /s/ Christophe Mourey
                                                  -----------------------------

                                              Its:   Chief Executive Officer
                                                  -----------------------------

Accepted and Agreed

NORTHWEST AIRCRAFT INC.


By:   /s/ Joseph E. Francht, Jr.
   -------------------------------

Its: Vice President-Finance and Treasurer
   ---------------------------------------


Consented to:

NORTHWEST AIRLINES, INC.


By:   /s/ Joseph E. Francht, Jr.
   -------------------------------

Its: Senior Vice President-Finance and Treasurer
   ------------------------------------------------

NWA-A330                           Amd. 5-10